Exhibit 99.1

TRANSOCEAN LTD.

COMPENSATION REPORT

For the years ended December 31, 2014 and 2013

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Ernst & Young Ltd	Phone	+41 58 286 86 86
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To the General Meeting of

Transocean Ltd., Steinhausen

Zurich, March 20, 2015

Report of the statutory auditor on the compensation report

We have audited the compensation report (pages CR-2 to CR-7) dated March 20, 2015 of Transocean Ltd. for the year ended December 31, 2014.

Board of Directors’ responsibility

The Board of Directors is responsible for the preparation and overall fair presentation of the compensation report in accordance with Swiss law and the Ordinance against Excessive Compensation in Stock Exchange Listed Companies (Ordinance). The Board of Directors is also responsible for designing the compensation system and defining individual compensation packages.

Auditor’s responsibility

Our responsibility is to express an opinion on the accompanying compensation report. We conducted our audit in accordance with Swiss Auditing Standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the compensation report complies with Swiss law and articles 14-16 of the Ordinance.

An audit involves performing procedures to obtain audit evidence on the disclosures made in the compensation report with regard to compensation, loans and credits in accordance with articles 14-16 of the Ordinance. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements in the compensation report, whether due to fraud or error. This audit also includes evaluating the reasonableness of the methods applied to value components of compensation, as well as assessing the overall presentation of the compensation report.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the compensation report for the year ended December 31, 2014 of Transocean Ltd. complies with Swiss law and articles 14-16 of the Ordinance.

Ernst & Young Ltd

/s/ Robin Errico	/s/ Jolanda Dolente
Licensed audit expert	Licensed audit expert
(Auditor in charge)

TRANSOCEAN LTD.
COMPENSATION REPORT

General

Transocean Ltd. (the “Company”, the “Group”, “we”, “us”, or “our”) is the parent company of Transocean Inc., Transocean Management Ltd., and Transocean Services AS, our wholly-owned subsidiaries. Transocean Ltd. is registered with the commercial register in the canton of Zug, and its stock is listed on the New York Stock Exchange and on the SIX Swiss Exchange. We are thus bound by the legal and regulatory requirements of both the United States of America and Switzerland. This Compensation Report reflects the requirements of Articles 13-16 of the Swiss Federal Ordinance Against Excessive Compensation in Public Corporations, and discloses any compensation paid to our members of the Board of Directors and the Executive Management Team for the fiscal years ended December 31, 2014 and 2013, respectively.

For a description of our governance framework relating to executive and director compensation, please refer to page P-37 et seq. of the 2015 Proxy Statement under the caption “Executive and Director Compensation Process.” For a description of our directors’ compensation principles, please refer to page P-40 et seq. of the 2015 Proxy Statement under the captions “Director Compensation Strategy” and “2014 Director Compensation.” For a description of our Executive Management Team compensation principles, please refer to page P-47 et seq. of the 2015 Proxy Statement under the caption “Compensation Discussion and Analysis.”

All 2014 compensation amounts are presented in CHF and USD and have been translated at the 2014 average annual currency exchange rate of USD 1.00 to CHF 0.915.

We have presented the comparative amounts for the year ended December 31, 2013 in the same manner that we presented such amounts in our statutory financial statements for the year ended December 31, 2013.

Board of Directors’ Compensation

Our non-employee directors were eligible to receive compensation as follows:

	Year ended December 31, 2014				Year ended December 31, 2013
	Payment		Swiss franc		Payment		Swiss franc
	currency		equivalent		currency		equivalent
Annual retainer for non-executive chairman (a) (b)	USD	265,000	CHF	242,475	USD	265,000	CHF	246,450
Annual retainer for non-executive vice-chairman (a) (b)	250,000		228,750		—		—
Annual retainer for non-employee directors (b)	100,000		91,500		90,000		83,700
Annual award of deferred units for non-executive chairman	260,000		237,900		260,000		252,200
Annual award of deferred units for non-executive vice-chairman	210,000		192,150		—		—
Annual award of deferred units for non-employee directors	210,000		192,150		260,000		252,200

Additional annual retainer for committee chairmen:
Audit committee	35,000		32,025		35,000		32,550
Compensation committee	20,000		18,300		20,000		18,600
Corporate governance committee, finance and benefits committee, and health, safety and environment committee	10,000		9,150		10,000		9,300

Board meeting attendance fee (c)	—		—		2,500		2,325
Committee meeting attendance fee (d)	—		—		2,500		2,325

(a)         The annual retainer for our non-executive chairman and our non-executive vice-chairman are paid in lieu of the annual retainer paid to other non-employee directors and are prorated for a year in which the non-executive chairman or the non-executive vice-chairman serves as such for a partial year.

(b)         We pay our non-executive chairman, non-executive vice-chairman and non-employee directors in U.S. dollars in quarterly installments in quarters for which the director has served. The Swiss franc equivalent amounts presented above reflect changes that resulted from translation of the U.S. dollar amounts for presentation in the statutory financial statements.

(c)          Prior to May, 2014, the board meeting attendance fee was only paid for board member attendance at meetings in excess of the four regularly scheduled board meetings. Meeting fees are no longer paid.

(d)         Prior to May, 2014, the committee meeting attendance fee was only paid for committee member attendance at meetings in excess of four regularly scheduled committee meetings. Meeting fees are no longer paid.

In addition to the directors’ compensation, we pay or reimburse our directors for travel and incidental expenses incurred for attending board, committee and shareholder meetings and for other company-related business purposes. Directors who are our employees do not receive compensation for board service. With the exception of Steven L. Newman, all of the directors on our board of directors are non-employees and receive compensation.

Deferred units are granted to each non-employee director, the non-executive vice-chairman, and the non-executive chairman annually and have an aggregate value equal to USD 210,000, USD 210,000 and USD 260,000 respectively, based upon the average of the high and low sales prices of our shares for each of the 10 trading days immediately prior to the date of grant. The deferred units vest on the date first to occur of (i) the first anniversary of the date of grant or (ii) the Annual General Meeting next following the date of grant,

TRANSOCEAN LTD.

COMPENSATION REPORT - continued

subject to continued service through the vesting date. Vesting of the deferred units is not subject to any performance measures. Each director may elect to receive the vested units, or the shares attributable to such vested units, upon vesting or to have the company hold such vested units, or shares attributable to such vested units, until the director no longer serves on the board.

We paid our non-employee directors total compensation as follows:

	Year ended December 31, 2014							Year ended December 31, 2013
	Total		Fees		Deferred units		Deferred	Total		Fees		Deferred units		Deferred
	compensation		earned		(value)		units	compensation		earned		(value)		units
Name and function	(a)		(b)		(c)		(units)	(a)		(b)		(c)		(units)
Ian C. Strachan (d)
Chairman of the board since May 17, 2013; chairman of the finance committee and member of the corporate governance committee until May 17, 2013	CHF	560,975	CHF	328,023	CHF	232,952	6,120	CHF	496,849	CHF	244,649	CHF	252,200	4,760
	USD	613,087	USD	358,495	USD	254,592	6,120
Glyn Barker (e)
Member of the board; chairman of the audit committee since May 16, 2014 and a prior member of such committee: member of the finance committee		329,410		141,260		188,150	4,943		367,918		115,718		252,200	4,760
		360,010		154,382		205,629	4,943
Jagjeet Bindra (k)
Member of the board until May 16, 2014; member of the corporate governance and health safety and environment committees until May 16, 2014		48,487		48,487		—	—		367,496		115,296		252,200	4,760
		52,991		52,991		—	—
Thomas W. Cason (k)
Member of the board until May 16, 2014; member of the audit committee and the finance committee until May 16, 2014		57,658		57,658		—	—		390,809		138,609		252,200	4,760
		63,014		63,014		—	—
Vanessa C.L. Chang (k)
Member of the board; member of the audit committee and finance committee		318,212		130,062		188,150	4,943		370,908		118,708		252,200	4,760
		347,772		142,143		205,629	4,943
Frederico F. Curado (f)
Member of the board; member of the compensation committee since May 17, 2013 and member of the audit committee since May 16, 2014; member of the health safety and environment committee from May 17, 2013 to May 16, 2014		298,873		110,723		188,150	4,943		316,484		64,284		252,200	4,760
		326,637		121,008		205,629	4,943
Chad Deaton (k)
Member of the board; chairman of the health safety and environment committee since May 16, 2014 and member of such committee since May 17, 2013, member of the corporate governance committee since May 17, 2013; member of the audit committee until May 16, 2014		323,943		135,793		188,150	4,943		368,583		116,383		252,200	4,760
		354,036		148,407		205,629	4,943
Tan Ek Kia (g)
Member of the board; chairman of the compensation committee since May 17, 2013 and a prior member of such committee; member of the health safety and environment committee		341,675		153,525		188,150	4,943		383,745		131,545		252,200	4,760
		373,415		167,786		205,629	4,943
Vincent J. Intrieri (k)
Member of the board since May 16, 2014; member of the corporate governance committee and compensation committee since May 16, 2014		255,640		67,490		188,150	4,943		—		—		—	—
		279,388		73,759		205,629	4,943
Steve Lucas (h)
Member of the board until May 16, 2014; chairman of the audit committee and member of the finance committee until May 16, 2014		69,074		69,074		—	—		407,021		154,821		252,200	4,760
		75,491		75,491		—	—
Martin B. McNamara (k)
Member of the board; chairman of the corporate governance committee and member of the compensation committee		368,758		180,608		188,150	4,943		405,803		153,603		252,200	4,760
		403,014		197,386		205,629	4,943
Samuel Merksamer (i)
Member of the board since May 17, 2013; member of the finance and health, safety and environment committees since May 17, 2013		298,873		110,723		188,150	4,943		314,159		61,959		252,200	4,760
		326,637		121,008		205,629	4,943

TRANSOCEAN LTD.

COMPENSATION REPORT– continued

	Year ended December 31, 2014							Year ended December 31, 2013
	Total		Fees		Deferred units		Deferred	Total		Fees		Deferred units		Deferred
	compensation		earned		(value)		units	compensation		earned		(value)		units
Name and function	(a)		(b)		(c)		(units)	(a)		(b)		(c)		(units)
Merrill A. “Pete” Miller, Jr. (j)
Member of the board since September 22, 2014; vice-chairman of the board since November 14, 2014	180,359		63,755		116,604		4,892	—		—		—		—
	197,115		69,678		127,437		4,892
Edward R. Muller (k)
Member of the board; chairman of the finance committee since May 17, 2013; member of the health safety and environment committee since May 16, 2014; member of the corporate governance committee until May 16, 2014; chairman of the compensation committee until May 17, 2013	355,560		167,410		188,150		4,943	400,109		147,909		252,200		4,760
	388,591		182,962		205,629		4,943
Robert M. Sprague (k)
Member of the board until May 16, 2014; chairman of the health safety and environment committee until May 16, 2014; member of the compensation committee until May 16, 2014	60,288		60,288		—		—	403,478		151,278		252,200		4,760
	65,888		65,888		—		—
J. Michael Talbert (k)
Chairman of the board until May 17, 2013	—		—		—		—	127,875		127,875		—		—
	—		—		—		—

Total (CHF)	CHF	3,867,785	CHF	1,824,879	CHF	2,042,906	55,499	CHF	5,121,237	CHF	1,842,637	CHF	3,278,600	61,880

Total (USD)	USD	4,227,087	USD	1,994,398	USD	2,232,690	55,499

(a)              Total compensation for board membership.

(b)              Fees earned, including retainer fees, meeting fees, and dividend equivalents earned on vested and unvested deferred units.

(c)              The fair value of deferred units was based on the market price of our shares on the grant date.

(d)              In addition to the CHF 560,975 / USD 613,087 in 2014 Total compensation disclosed above, Mr. Strachan received compensation representing UK social tax contributions paid for his benefit, in the amount of CHF 44,607 / USD 48,751. 2013 Total compensation was subject to UK employer-paid social tax contributions in the amounts of CHF 32,556 / USD 35,007.

(e)              In addition to the CHF 329,410 / USD 360,010 in 2014 Total compensation disclosed above, Mr. Barker received 2014 compensation of CHF 110,827 / USD 121,122, comprising CHF 28,848 / USD 31,527 in UK employer-paid social tax contributions on Transocean Ltd compensation; CHF 72,038 / USD 78,730 in fees for service on the board of directors of Transocean Partners LLC, and CHF 9,941 / USD 10,865 in UK employer-paid social tax contributions on Transocean Partners LLC fees. 2013 Total compensation was subject to UK employer-paid social tax contributions in the amounts of CHF 16,026 / USD 17,232.

(f)               In addition to the CHF 298,873 / USD 326,637 in 2014 Total compensation disclosed above, Mr. Curado received compensation representing Swiss social tax contributions paid for his benefit, in the amount of CHF 8,775 / USD 9,591. In 2013, Swiss employer-paid social tax contributions in the amounts of CHF 5,233 / USD 5,627 were paid.

(g)              In addition to the CHF 341,675 / USD 373,415 in 2014 Total compensation disclosed above, Mr. Tan received compensation representing Swiss social tax contributions paid for his benefit, in the amount of CHF 12,192 / USD 13,325. In 2013 Swiss employer-paid social tax contributions in the amounts of CHF 10,634 / USD 11,434 were paid.

(h)              In addition to the CHF 69,074 / USD 75,491 in 2014 Total compensation disclosed above, Mr. Lucas received compensation representing UK social tax contributions paid for his benefit, in the amount of CHF 81,645 / USD 89,229. 2013 Total compensation was subject to UK employer-paid social tax contributions in the amounts of CHF 21,457 / USD 23,072.

(i)                In addition to the CHF 298,873 / USD 326,637 in 2014 Total compensation disclosed above, Mr. Merksamer received 2014 compensation of CHF 26,385 / USD 28,836, for fees for service on the board of directors of Transocean Partners LLC.

(j)                Mr. Miller received a grant of deferred units with an aggregate value of CHF 128,100 / USD 140,000, representing the proportionate amount of the USD 210,000 annual grant for the partial annual term extending from the date of his election in September 2014 to the date of our annual general meeting in May 2015.

(k)              Total compensation was not subject to employer-paid social tax contributions in 2014 or 2013.

TRANSOCEAN LTD.

COMPENSATION REPORT - continued

Executive Management Team Compensation

We paid the members of our Executive Management Team total compensation as follows:

	Year ended December 31, 2014						Year ended December 31, 2013
	Total salary and						Total salary and
	other non		Total				other non		Total
	share-based		share-based		Total		share-based		share-based		Total
Name and function	compensation		compensation		compensation		compensation		compensation		compensation
Steven L. Newman
President and Chief Executive Officer since March 1, 2010; member of the board since May 14, 2010	CHF	3,413,606	CHF	6,218,248	CHF	9,631,854	CHF	4,851,722	CHF	7,702,418	CHF	12,554,140
	USD	3,730,716	USD	6,795,900	USD	10,526,616
Esa Ikäheimonen
Executive Vice President and Chief Financial Officer since November 15, 2012	2’125’671		2,144,475		4,270,194		2,289,252		2,674,429		4,963,681
	2,290,335		2,343,689		4,634,024
John Stobart
Executive Vice President and Chief Operating Officer since October 1, 2012	1,884,778		1,973,063		3,857,841		2,152,551		2,406,967		4,559,518
	2,059,867		2,156,353		4,216,219
Allen Katz (a)
Senior Vice President and Interim General Counsel from November 17, 2012 to February 28, 2014	—		—		—		1,100,117		—		1,100,117
	—		—		—
David Tonnel (a)
Senior Vice President, Finance and Controller since March 1, 2012	—		—		—		884,291		1,283,731		2,168,022
	—		—		—
Ihab Toma (a)
Executive Vice President and Chief of Staff from October 1, 2012 to December 31, 2013;
Executive Vice President, Operations from August 17, 2011 to October 1, 2012;
Executive Vice President, Global Business from August 16, 2010 to August 16, 2011	—		—		—		1,948,365		2,139,521		4,087,886
	—		—		—
Total (CHF)	CHF	7’424’055	CHF	10,335,786	CHF	17,759,889	CHF	13,226,298	CHF	16,207,066	CHF	29,433,364

Total (USD)	USD	8,080,918	USD	11,295,941	USD	19,376,859

(a)              Effective December 3, 2013, Mr. Katz, Mr. Tonnel and Mr. Toma were no longer designated as members of the executive management team. For the year ended December 31, 2013, total compensation for Mr. Katz, Mr. Tonnel and Mr. Toma, for practical purposes, includes amounts for the full year.

We paid members of our Executive Management Team total salary and other non-share-based compensation, before deductions for employee social insurance and pension contributions, as follows:

	Year ended December 31, 2014
											Total salary and
					Additional		Employer’s		Employer’s social		other non
	Base		Bonus		compensation		pension		security payments		share-based
Name	salary		(a)		(b)		contributions		(c)		compensation
Steven L. Newman	CHF	1,136,125	CHF	1,408,245	CHF	764,692	CHF	14,274	CHF	90,270	CHF	3,413,606
	USD	1,241,667	USD	1,539,065	USD	835,729	USD	15,600	USD	98,655	USD	3,730,716
Esa Ikäheimonen	701,223		591,005		502,461		147,994		182,988		2,125,671
	766,364		613,107		549,136		161,742		199,986		2,290,335
John Stobart	607,713		602,652		604,542		14,274		55,597		1,884,778
	664,167		658,636		660,702		15,600		60,762		2,059,867
Total (CHF)	CHF	2,445,061	CHF	2,601,902	CHF	1,871,695	CHF	176,542	CHF	328,855	CHF	7,424,055
Total (USD)	USD	2,672,198	USD	2,810,808	USD	2,045,567	USD	192,942	USD	359,403	USD	8,080,918

(a)           Bonus represents the amount earned in the year ended December 31, 2014, but not paid as of December 31, 2014.

(b)          Additional compensation includes relocation pay and moving expenses; housing, automobile, home leave and cost of living allowances; dividend equivalents; club membership dues; and other company-reimbursed expenses and benefits provided to expatriate employees.

(c)           Employer’s social security payments include costs of health benefits, such as medical and dental insurance, and unemployment and social security taxes.

TRANSOCEAN LTD.

COMPENSATION REPORT - continued

	Year ended December 31, 2013
													Total salary and
					Additional		Swiss tax on		Employer’s		Employer’s social		other non
	Base		Bonus		compensation		global earnings		pension		security payments		share-based
Name	salary		(a)		(b)		and benefits		contributions		(c)		compensation
Steven L. Newman	CHF	1,108,250	CHF	1,285,841	CHF	2,204,900	CHF	127,928	CHF	14,229	CHF	110,574	CHF	4,851,722
Esa Ikäheimonen	680,283		506,777		608,955		211,842		143,089		138,306		2,289,252
John Stobart	587,450		545,240		725,750		231,040		7,115		55,956		2,152,551
Allen Katz (d)	558,000		446,400		44,897		—		5,720		45,100		1,100,117
David Tonnel (d)	391,375		217,983		216,147		—		14,229		44,557		884,291
Ihab Toma (d)	587,071		482,700		352,864		172,741		103,585		249,404		1,948,365
Total	CHF	3,912,429	CHF	3,484,941	CHF	4,153,513	CHF	743,551	CHF	287,967	CHF	643,897	CHF	13,226,298

(a)              Bonus represents the amount earned in the year ended December 31, 2013, but not paid as of December 31, 2013.

(b)             Additional compensation includes tax reimbursements; relocation pay and moving expenses; housing, automobile, home leave and cost of living allowances; unused vacation payout; dividend equivalents; club membership dues; and other company-reimbursed expenses and benefits provided to expatriate employees.

(c)              Employer’s social security payments include costs of health benefits, such as medical and dental insurance, and unemployment and social security taxes.

(d)             Effective December 3, 2013, Mr. Katz, Mr. Tonnel and Mr. Toma were no longer designated as members of the executive management team. For the year ended December 31, 2013, total compensation for Mr. Katz, Mr. Tonnel and Mr. Toma, for practical purposes, includes amounts for the full year.

We granted to the members of our executive management team share-based compensation awards under our long-term incentive plans, as follows:

	December 31, 2014
							Total
	Deferred units			Contingent deferred units			share-based
Name	Units (a)	Fair value (b)		Units (c)	Fair value (d)		compensation (e)
Steven L. Newman	90,365	CHF	3,585,177	90,365	CHF	2,633,071	CHF	6,218,248
	90,365	USD	3,918,226	90,365	USD	2,877,673	USD	6,795,900
Esa Ikäheimonen	31,164	1,236,413		31,164	908,062		2,144,475
	31,164	1,351,271		31,164	992,418		2,343,689
John Stobart	28,673	1,137,584		28,673	835,479		1,973,063
	28,673	1,243,261		28,673	913,092		2,156,353
Total	150,202	CHF	5,959,174	150,202	CHF	4,376,612	CHF	10,335,786
	150,202	USD	6,512,758	150,202	USD	4,783,183	USD	11,295,941

(a)         We granted the time-based deferred units to the members of our executive management team on February 13, 2014.

(b)         We estimate the fair value of time-based deferred units using the market price for our shares on the grant date.

(c)          We granted the contingent deferred units to the members of our executive management team on February 13, 2014. The actual number of deferred units earned will be determined in the first 60 days of 2017, contingent upon our total shareholder return relative to our performance peer group and our performance against established targets for return on capital employed. The three-year performance period ends on December 31, 2016. The number of contingent deferred units reflects the target number of shares for the award. Actual shares earned and allocated will be determined based on performance thresholds and may range between 0 and 2 shares per contingent deferred unit.

(d)         We estimate the grant date fair value of contingent deferred units using a Monte Carlo simulation model.

(e)          Total share-based compensation in 2014 represents the fair value of grants made to the members of our executive management team and does not represent actual income earned. Any income earned from subsequent vesting of the awards will be subject to employer-paid social tax contributions at the statutory rate prevailing at the time income is earned.

TRANSOCEAN LTD.

COMPENSATION REPORT — continued

	December 31, 2013
										Total
	Deferred units			Contingent deferred units			Stock options			share-based
Name	Units (a)	Fair value (b)		Units (c)	Fair value (d)		Options (e)	Fair value (f)		compensation (h)
Steven L. Newman	46,020	CHF	2,537,957	46,020	CHF	3,169,236	123,512	CHF	1,995,225	CHF	7,702,418
Esa Ikäheimonen	15,979	881,226		15,979	1,100,418		42,886	692,785		2,674,429
John Stobart	14,381	793,098		14,381	990,369		38,597	623,500		2,406,967
David Tonnel (g)	7,670	422,993		7,670	528,206		20,585	332,532		1,283,731
Ihab Toma (g)	12,783	704,970		12,783	880,320		34,309	554,231		2,139,521
Total	96,833	CHF	5,340,244	96,833	CHF	6,668,549	259,889	CHF	4,198,273	CHF	16,207,066

(a)         We granted the time-based deferred units to the members of our Executive Management Team on February 14, 2013.

(b)         We estimate the fair value of time-based deferred units using the market price for our shares on the grant date.

(c)          We granted the contingent deferred units to the members of our Executive Management Team on February 14, 2013. The actual number of deferred units to be granted will be determined in the first sixty days of 2016, contingent upon our total shareholder return relative to our performance peer group. The performance measurement is evaluated over the three-year performance period ending on December 31, 2015. The number of contingent deferred units reflects the target number of shares for the award. Actual shares earned and allocated will be determined based on performance thresholds and may range between 0 and 2 shares per contingent deferred unit

(d)         We estimate the grant date fair value of contingent deferred units using a Monte Carlo simulation model.

(e)          We granted stock options to the members of our executive management team on February 14, 2013. The stock options vest in one-third increments over a three-year period on the anniversary of the grant date.

(f)           We estimate the fair value of stock options using option pricing models for non-qualified stock option grants.

(g)          Effective December 3, 2013, Mr. Tonnel and Mr. Toma were no longer designated as members of the Executive Management Team.

(h)         Total share-based compensation represents the fair value of grants made to the members of our executive management team and does not represent actual income earned. Any income earned from subsequent vesting of the awards will be subject to employer-paid social tax contributions at the statutory rate prevailing at the time income is earned

Credits and Loans Granted to Governing Bodies

In compliance with Article 29f paragraph 1 of our Articles of Association, which was adopted at the annual general meeting held in May 2014, we did not grant credits or loans to active or former members of our Board of Directors, members of our Executive Management Team or to any other related persons during the years ended December 31, 2014 and 2013. At December 31, 2014 and 2013, we had no outstanding credits or loans to active or former members of our Board of Directors, members of our Executive Management Team or to any other related persons.

Compensation to Former Members of our Board of Directors or our Executive Management Team or to Related Persons

During the years ended December 31, 2014 and 2013, we did not pay or grant any compensation to former members of our Board of Directors or our Executive Management Team or to related persons of active or former members of our Board of Directors or our Executive Management Team.

Subsequent event

Chief Executive Officer—Effective February 15, 2015, Steven L. Newman and our board of directors mutually agreed that he would step down as Chief Executive Officer. Effective February 16, 2015, Ian C. Strachan, the chairman of our board of directors, assumed the role on an interim basis.